Exhibit 99.1

WhiteHorse Finance, Inc. Announces Second Quarter 2023 Earnings Results and Declares Quarterly Distribution of $0.37 Per Share

NEW YORK, August 8, 2023 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended June 30, 2023. In addition, the Company’s board of directors has declared a distribution of $0.37 per share with respect to the quarter ended June 30, 2023. The distribution will be payable on October 3, 2023 to stockholders of record as of September 19, 2023.

Second Quarter 2023 Summary Highlights

●Net Asset Value of $325.3 million, or $14.00 per share
●Investment portfolio(1) totaling $728.4 million
●STRS JV investment portfolio totaling $324.5 million
●Gross investment deployments(2) of $23.8 million for the second quarter, including new originations of $19.3 million and $4.5 million of fundings for add-ons to existing investments
●Net investment income of $10.6 million, or $0.456 per share
●Core net investment income of $10.6 million, or $0.456 per share(3)
●Second quarter distribution of $0.37 per share

Stuart Aronson, WhiteHorse Finance's Chief Executive Officer, commented, “I am pleased to report that WhiteHorse’s core net investment income increased by nearly 35% compared with the second quarter of 2022 and was well in excess of our regular dividend. While we marked down some assets during the quarter and placed two portfolio companies on non-accrual, activity was limited to consumer-facing portfolio companies and certain portfolio companies that experienced challenges independent of economic conditions largely due to market pricing. The investments in our existing portfolio were underwritten at modest leverage levels and are generally well positioned to service our debt in a rising interest rate environment. Additionally, our portfolio remains overwhelmingly represented by non-cyclical or light cyclical borrowers. The current market environment offers exceptionally attractive terms as terms and conditions in the lower middle market have returned to more normalized conditions and the quality of deals has improved. Our pipeline has returned to an all-time high, and we continue to derive significant advantages from our three-tier sourcing architecture and our affiliation with H.I.G. Capital, a leader in the low and mid-markets. The strength of the pipeline enables us to be conservative in our deal selection, and we are being cautious in the face of a weakening economy and remain focused on credits with compelling risk return characteristics. The deals that we're continuing to work on are mostly non-cyclical or light cyclicals, and we continue to be highly selective about which credits we underwrite.”

Portfolio and Investment Activity

As of June 30, 2023, the fair value of WhiteHorse Finance’s investment portfolio was $728.4 million, compared with $749.2 million as of March 31, 2023. The portfolio as of June 30, 2023 consisted of 116 positions across 70 companies with a weighted average effective yield of 13.4% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $7.1 million with the overall portfolio comprised of approximately 81.3% first lien secured loans, 2.4% second lien secured loans, 2.2% equity and 14.1% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate or Secured Overnight Financing Rate) with fixed rate securities representing only 0.8% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended June 30, 2023, WhiteHorse Finance made investments in three new portfolio companies for a total of $19.3 million and added a total of $4.5 million to existing portfolio companies. Proceeds from sales and repayments totaled approximately $28.8 million for the three months ended June 30, 2023, driven by three full realizations in Arcole Holding Corporation, Lenny & Larry’s, LLC and Avision Holdings, LLC and received net repayments of $1.5 million related to revolver loans.

In addition to the transactions discussed above, during the three months ended June 30, 2023, WhiteHorse Finance transferred assets comprised of two new portfolio companies and one add-on investment, totaling $12.6 million to STRS JV in exchange for cash proceeds of $10.8 and a net investment in the STRS JV of $1.8 million.

WHF STRS Ohio Senior Loan Fund LLC

As of June 30, 2023, STRS JV’s portfolio totaled $324.5 million, consisted of 32 portfolio companies and had a weighted average effective yield of 12.2%.

Results of Operations

For the three months ended June 30, 2023, the Company’s net investment income was approximately $10.6 million, compared with approximately $7.9 million for the same period in the prior year, representing an increase of approximately 34.2%. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from interest income and STRS JV due to an increase in base rates. This was partially offset by an increase in interest expense, due to higher base rates, and higher incentive fee due to higher pre-incentive fee net investment income in the current period, slightly offset by a reversal of capital gains incentive fee accrual for the three months ended June 30, 2022. For the three months ended June 30, 2023, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 16.2%.

For the three months ended June 30, 2023, core net investment income(3) was $10.6 million, or $0.456 per share, compared with $7.8 million, or $0.334 per share for the same period in the prior year.

For the three months ended June 30, 2023, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $6.7 million. This compares with the three months ended June 30, 2022 net realized and unrealized loss on investments and foreign currency transactions of $0.5 million. The decrease for the year-over-year period was primarily attributable to markdowns on the portfolio in the current quarter.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $3.9 million for the three months ended June 30, 2023, which compares with a net increase of $7.3 million for the three months ended June 30, 2022.

WhiteHorse Finance’s net asset value was $325.3 million, or $14.00 per share, as of June 30, 2023, compared with $330.0 million, or $14.20 per share, as of March 31, 2023.

Liquidity and Capital Resources

As of June 30, 2023, WhiteHorse Finance had cash and cash equivalents of $23.1 million, compared with $22.2 million as of March 31, 2023, inclusive of restricted cash. As of June 30, 2023, the Company also had $96.4 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's board of directors has declared a distribution of $0.37 per share with respect to the quarter ending September 30, 2023. The distributions will be payable on October 3, 2023 to stockholders of record as of September 19, 2023.

On May 9, 2023, the Company declared a distribution of $0.37 per share for the quarter ended June 30, 2023, with distributions declared at or above $0.355 for the forty-third consecutive quarter since the Company’s initial public offering. The distribution was paid on July 5, 2023 to stockholders of record as of June 21, 2023.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its second quarter results for the period ended June 30, 2023 at 9:00 a.m. ET on Tuesday, August 8, 2023. To access the teleconference, please dial 800-343-5172 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #WHFQ223. Investors may also access the call on the investor relations portion of the Company’s website www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through August 15, 2023. The teleconference replay can be accessed by dialing 800-839-3012 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $58 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $102.4 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses for the quarters ended June 30, 2023 and June 30, 2022.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended June 30, 2023 and June 30, 2022 (in thousands, except per share data):

	June 30, 2023		June 30, 2022
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$10,592	$0.456	$7,877	$0.339
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	-	-	(106)	(0.005)
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$10,592	$0.456	$7,771	$0.334

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2023	December 31, 2022
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$607,111	$650,535
Non-controlled affiliate company investments	6,262	9,533
Controlled affiliate company investments	114,979	100,160
Total investments, at fair value (amortized cost $760,023 and $782,429, respectively)	728,352	760,228
Cash and cash equivalents	10,412	9,508
Restricted cash and cash equivalents	10,624	14,683
Restricted foreign currency (cost of $2,027 and $2,066, respectively)	2,049	2,073
Interest and dividend receivable	7,220	7,814
Amounts receivable on unsettled investment transactions	11,770	283
Escrow receivable	711	711
Prepaid expenses and other receivables	1,039	1,174
Total assets	$772,177	$796,474

Liabilities
Debt (net of unamortized debt issuance costs of $3,938 and $4,718, respectively)	$424,711	$440,427
Distributions payable	8,600	8,251
Management fees payable	3,705	3,860
Incentive fees payable	5,115	5,618
Interest payable	2,750	2,774
Accounts payable and accrued expenses	1,467	2,329
Advances received from unfunded credit facilities	524	825
Unrealized depreciation on foreign currency forward contracts	9	3
Total liabilities	446,881	464,087

Commitments and contingencies

Net assets
Common stock, 23,243,088 and 23,243,088 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	23
Paid-in capital in excess of par	339,240	339,240
Accumulated earnings (losses)	(13,967)	(6,876)
Total net assets	325,296	332,387
Total liabilities and total net assets	$772,177	$796,474
Number of shares outstanding	23,243,088	23,243,088
Net asset value per share	$14.00	$14.30

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Investment income
From non-controlled/non-affiliate company investments
Interest income	$19,307	$15,672	$38,928	$31,881
Payment-in-kind income	1,073	356	2,305	888
Fee income	920	679	1,953	1,141
Dividend income	17	79	32	168
From non-controlled affiliate company investments
Interest income	—	3	—	13
Payment-in-kind income	115	70	66	120
Dividend income	—	109	84	240
From controlled affiliate company investments
Interest income	2,328	1,459	4,538	2,586
Payment-in-kind income	496	—	908	—
Dividend income	1,339	1,573	2,945	2,997
Total investment income	25,595	20,000	51,759	40,034
Expenses
Interest expense	7,334	4,945	14,859	9,719
Base management fees	3,705	3,908	7,416	7,859
Performance-based incentive fees	2,648	1,837	5,324	3,264
Administrative service fees	170	170	341	341
General and administrative expenses	896	1,088	2,023	2,036
Total expenses	14,753	11,948	29,963	23,219
Net investment income before excise tax	10,842	8,052	21,796	16,815
Excise tax	250	175	500	399
Net investment income after excise tax	10,592	7,877	21,296	16,416

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	5	686	336	(17,498)
Non-controlled affiliate company investments	(339)	1,725	(339)	1,725
Foreign currency transactions	41	(61)	402	(342)
Foreign currency forward contracts	4	(8)	(3)	(8)
Net realized gains (losses)	(289)	2,342	396	(16,123)
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(2,330)	(4,546)	(4,427)	12,570
Non-controlled affiliate company investments	(3,022)	(586)	(4,522)	(2,206)
Controlled affiliate company investments	(600)	1,502	(521)	1,672
Translation of assets and liabilities in foreign currencies	(458)	756	(829)	727
Foreign currency forward contracts	(12)	4	(6)	—
Net change in unrealized appreciation (depreciation)	(6,422)	(2,870)	(10,305)	12,763
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(6,711)	(528)	(9,909)	(3,360)
Net increase in net assets resulting from operations	$3,881	$7,349	$11,387	$13,056

Per Common Share Data
Basic and diluted earnings per common share	$0.17	$0.32	$0.49	$0.56
Dividends and distributions declared per common share	$0.37	$0.36	$0.80	$0.71
Basic and diluted weighted average common shares outstanding	23,243,088	23,240,651	23,243,088	23,215,792

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Debt Investments
Advertising
M&M OpCo. LLC (d/b/a Escalent, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.34%	04/07/23	04/09/29	4,750	$4,613	$4,613	1.42%
M&M OpCo. LLC (d/b/a Escalent, Inc.)	First Lien Secured Revolving Loan	1.00%	SOFR	8.00%	13.34%	04/07/23	04/09/29	—	—	—	—
									4,613	4,613	1.42
Air Freight & Logistics
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.19%	12/16/22	12/18/28	4,829	4,697	4,731	1.45
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.19%	12/16/22	12/18/28	—	—	5	—
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	SOFR	6.25%	11.43%	07/12/21	07/12/26	11,091	10,957	10,542	3.24
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Revolving Loan	1.00%	SOFR	6.25%	11.48%	07/12/21	07/12/26	1,182	1,167	1,123	0.35
Transervice Holdings, Inc. (d/b/a Transervice Logistics, Inc.)	First Lien Secured Term Loan	2.00%	SOFR	7.50%	12.71%	06/29/23	06/29/28	9,000	8,730	8,730	2.68
									25,551	25,131	7.72
Alternative Carriers
Patagonia Holdco LLC (d/b/a Lumen LATAM)	First Lien Secured Term Loan	0.50%	SOFR	5.75%	10.79%	08/05/22	08/01/29	14,515	12,230	12,414	3.82
									12,230	12,414	3.82
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software, Inc.)	First Lien Secured Term Loan	0.75%	LIBOR	5.25%	10.39%	08/29/22	05/08/28	3,082	2,643	2,348	0.72
Atlas Purchaser, Inc. (d/b/a Aspect Software, Inc.)	Second Lien Secured Term Loan	0.75%	SOFR	9.00%	14.50%	05/03/21	05/07/29	15,000	14,670	10,876	3.34
MBS Highway, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.63%	10/13/22	10/13/27	9,429	9,227	9,217	2.83
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.34%	06/14/19	12/29/23	3,164	3,163	3,101	0.95
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.34%	06/14/19	12/29/23	267	267	261	0.08
UserZoom Technologies, Inc. (d/b/a UserZoom, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.42%	01/12/23	04/05/29	9,819	9,546	9,626	2.95
									39,516	35,429	10.87
Asset Management & Custody Banks
JZ Capital Partners Ltd.⁽⁴⁾⁽⁵⁾⁽²²⁾	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.22%	01/26/22	01/26/27	10,286	10,139	10,181	3.13
JZ Capital Partners Ltd.⁽⁴⁾⁽⁵⁾⁽⁷⁾⁽²²⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.00%	12.22%	01/26/22	01/26/27	—	—	24	0.01
									10,139	10,205	3.14
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)⁽¹²⁾	First Lien Secured Term Loan	1.00%	Base Rate	7.48%	12.74%	02/16/18	06/28/24	13,902	13,868	13,902	4.27
									13,868	13,902	4.27
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.43%	12/30/21	12/30/26	7,573	7,467	7,417	2.28
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.43%	12/30/21	12/30/26	—	—	(2)	—
									7,467	7,415	2.28
Broadline Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	SOFR	10.50%	15.70% (13.70% Cash + 2.00% PIK)	08/28/20	08/28/25	12,837	12,700	12,694	3.90
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Delayed Draw Loan	1.50%	SOFR	10.50%	15.70% (13.70% Cash + 2.00% PIK)	12/02/21	08/28/25	2,617	2,588	2,588	0.80
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.65%	12/04/20	06/04/26	5,280	5,224	5,266	1.62
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	SOFR	8.25%	13.50%	07/03/19	07/03/24	13,993	13,930	13,993	4.30
									34,442	34,541	10.62
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)⁽¹³⁾	First Lien Secured Term Loan	1.00%	CDOR	6.00%	11.13%	12/17/21	12/17/26	8,313	6,414	6,277	1.92
PFB Holdco, Inc. (d/b/a PFB Corporation)⁽⁷⁾⁽¹³⁾	First Lien Secured Revolving Loan	1.00%	CDOR	6.00%	11.13%	12/17/21	12/17/26	—	—	13	—
PFB Holdco, Inc. (d/b/a PFB Corporation)	First Lien Secured Term Loan	1.00%	SOFR	6.00%	11.23%	12/17/21	12/17/26	2,025	1,997	2,013	0.62
PFB Holdco, Inc. (d/b/a PFB Corporation)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.00%	11.23%	12/17/21	12/17/26	—	—	2	—
Trimlite Buyer LLC (d/b/a Trimlite LLC)⁽⁵⁾⁽¹³⁾⁽²³⁾	First Lien Secured Term Loan	1.00%	CDOR	6.00%	11.38%	07/27/21	07/27/26	19,624	15,439	14,661	4.51
									23,850	22,966	7.05

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Cable & Satellite
Bulk Midco, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.70% (11.70% Cash + 1.00% PIK)	10/28/22	06/10/24	19,208	$19,142	$18,668	5.74%
Bulk Midco, LLC	First Lien Secured Revolving Loan	1.00%	SOFR	7.50%	12.70% (11.70% Cash + 1.00% PIK)	10/28/22	06/10/24	2,000	1,977	1,944	0.60
									21,119	20,612	6.34
Commodity Chemicals
FGI Acquisition Corp. (d/b/a Flexitallic Group SAS)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.89%	10/28/19	10/29/26	16,277	15,795	16,106	4.95
US Methanol Midco LLC (d/b/a US Methanol LLC)⁽²⁴⁾	First Lien Secured Term Loan	1.00%	SOFR	7.75%	12.93% PIK	12/20/22	12/20/27	4,972	4,868	4,874	1.50
US Methanol Midco LLC (d/b/a US Methanol LLC)⁽⁴⁾⁽⁷⁾⁽²⁴⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.75%		12/20/22	12/20/27	—	—	(81)	(0.02)
									20,663	20,899	6.43
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.39% (11.89% Cash + 1.50% PIK)	12/30/20	12/29/25	7,409	7,338	6,907	2.12
Claridge Products and Equipment, LLC(7)(12)	First Lien Secured Revolving Loan	1.00%	Base Rate	8.00%	13.09% (11.59% Cash + 1.50% PIK)	12/30/20	12/29/25	632	627	568	0.17
									7,965	7,475	2.29
Data Processing & Outsourced Services
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	SOFR	8.25%	13.51%	12/23/16	12/05/25	22,288	22,179	22,129	6.80
									22,179	22,129	6.80
Distributors
Foodservices Brand Group, LLC (d/b/a Crown Brands Group)	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.29%	11/22/22	12/09/25	357	357	305	0.09
Foodservices Brand Group, LLC (d/b/a Crown Brands Group)⁽¹⁷⁾⁽¹⁹⁾	Second Lien Secured Term Loan	1.50%	SOFR	6.50%	11.70%	11/22/22	01/08/26	5,171	5,119	1,429	0.44
									5,476	1,734	0.53
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SOFR	5.75%	11.18%	11/16/21	12/01/26	7,880	7,582	7,102	2.18
Chase Products Co. (f/k/a Starco)⁽⁶⁾⁽²⁶⁾	First Lien Secured Term Loan	N/A	N/A	12.00%	12.00% PIK	03/16/23	03/16/28	2,790	2,790	2,589	0.80
									10,372	9,691	2.98
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.14%	08/27/21	08/27/26	9,635	9,559	9,262	2.85
									9,559	9,262	2.85
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	SOFR	7.00%	12.20% (11.70% Cash + 0.50% PIK)	09/15/21	09/15/26	12,919	12,755	12,418	3.81
EducationDynamics, LLC(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.00%	12.20% (11.70% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(44)	(0.01)
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	SOFR	7.00%	12.20% (11.70% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	(31)	(0.01)
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
									12,922	12,510	3.84
Electric Utilities
CleanChoice Energy, Inc.	First Lien Secured Term Loan	1.00%	SOFR	7.58%	12.73%	10/12/21	10/12/26	15,955	15,672	15,743	4.84
									15,672	15,743	4.84
Environmental & Facilities Services
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.14%	12/31/21	12/31/26	11,827	11,661	11,408	3.51
									11,661	11,408	3.51

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	LIBOR	7.75%	12.90%	10/05/21	10/05/26	10,145	$10,012	$9,902	3.04%
Bridgepoint Healthcare, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	LIBOR	7.75%	12.90%	10/05/21	10/05/26	—	—	(14)	—
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	LIBOR	7.75%	12.90%	10/05/21	10/05/26	—	—	(17)	(0.01)
									10,012	9,871	3.03
Health Care Services
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	SOFR	9.25%	14.44%	10/16/19	09/25/23	5,462	5,449	5,462	1.68
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	SOFR	9.25%	14.43%	10/16/19	09/25/23	5,104	5,102	5,104	1.57
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	LIBOR	9.50%	14.69% (13.44% Cash + 1.25% PIK)	11/25/20	11/25/25	13,276	13,137	12,483	3.84
PG Dental New Jersey Parent, LLC⁽¹²⁾	First Lien Secured Revolving Loan	1.00%	Base Rate	9.00%	15.85% (14.60% Cash + 1.25% PIK)	11/25/20	11/25/25	704	696	662	0.20
									24,384	23,711	7.29
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)	First Lien Secured Term Loan	0.75%	SOFR	7.50%	12.88%	02/23/22	02/23/28	20,358	19,964	19,333	5.94
									19,964	19,333	5.94
Heavy Electrical Equipment
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	SOFR	6.25%	11.64%	06/25/21	06/25/26	13,572	13,400	13,352	4.10
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.25%	11.64%	07/11/22	06/25/26	2,090	2,053	2,056	0.63
Power Service Group CR Acquisition Inc. (d/b/a Power Plant Services)⁽⁷⁾⁽¹²⁾	First Lien Secured Revolving Loan	1.00%	Base Rate	6.25%	11.58%	06/25/21	06/25/24	1,045	1,039	1,041	0.32
									16,492	16,449	5.05
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.61%	10/12/21	10/12/26	20,721	20,447	20,505	6.30
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	11.75%	10/12/21	10/12/26	832	821	828	0.25
Hollander Intermediate LLC (d/b/a Hollander Sleep Products, LLC)	First Lien Secured Term Loan	2.00%	SOFR	8.75%	13.97%	09/19/22	09/21/26	4,800	4,766	4,301	1.32
									26,034	25,634	7.87
Household Appliances
Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.)	First Lien Secured Term Loan	0.50%	SOFR	6.00%	11.20%	05/26/22	05/31/29	7,178	6,688	6,171	1.90
									6,688	6,171	1.90
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	13.14% (12.14% Cash + 1.00% PIK)	04/05/21	04/05/26	11,357	11,264	10,564	3.25
The Kyjen Company, LLC (d/b/a Outward Hound)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	7.50%	13.14% (12.14% Cash + 1.00% PIK)	04/05/21	04/05/26	—	—	(58)	(0.02)
									11,264	10,506	3.23
Industrial Machinery & Supplies & Components
Project Castle, Inc. (d/b/a Material Handling Systems, Inc.)	First Lien Secured Term Loan	0.50%	SOFR	5.50%	10.41%	06/09/22	06/01/29	8,313	7,560	6,899	2.12
									7,560	6,899	2.12
Interactive Media & Services
MSI Information Services, Inc.	First Lien Secured Term Loan	1.00%	SOFR	7.75%	12.95%	04/25/22	04/24/26	7,531	7,425	7,157	2.20
MSI Information Services, Inc.(7)(12)	First Lien Secured Revolving Loan	1.00%	Base Rate	6.95%	14.60%	04/25/22	04/24/26	375	370	332	0.10
									7,795	7,489	2.30
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.71%	02/28/19	02/28/24	9,325	9,312	9,325	2.87
									9,312	9,325	2.87

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
IT Consulting & Other Services
ATSG, Inc.	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.72%	11/12/21	11/12/26	3,809	$3,758	$3,735	1.15%
									3,758	3,735	1.15
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)⁽¹⁵⁾⁽¹⁶⁾	First Lien Secured Term Loan	1.00%	SOFR	8.85%	14.24%	09/06/19	09/06/24	9,440	9,359	9,286	2.85
Honors Holdings, LLC (d/b/a Orange Theory)⁽¹⁵⁾⁽¹⁶⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	6.91%	12.32%	09/06/19	09/06/24	4,649	4,625	4,573	1.41
Lift Brands, Inc.	First Lien Secured Term Loan A	1.00%	SOFR	7.50%	12.70%	06/29/20	06/29/25	5,546	5,512	5,517	1.70
Lift Brands, Inc.	First Lien Secured Term Loan B	N/A	N/A	9.50%	9.50% PIK	06/29/20	06/29/25	1,383	1,371	1,314	0.40
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁹⁾	First Lien Secured Term Loan C	N/A	N/A	9.50%	9.50% PIK	06/29/20	N/A	1,580	1,577	1,563	0.48
									22,444	22,253	6.84
Leisure Products
Playmonster Group LLC(6)(20)	Priority First Lien Secured Term Loan	1.00%	SOFR	6.75%	12.02% PIK	12/09/22	06/08/26	1,073	1,045	1,030	0.32
Playmonster Group LLC⁽⁶⁾⁽¹⁷⁾⁽²⁰⁾	First Lien Secured Term Loan	1.00%	SOFR	9.00%	14.22% PIK	01/24/22	06/08/26	3,930	3,661	2,396	0.74
Leviathan Intermediate Holdco, LLC	First Lien Secured Term Loan	1.50%	SOFR	7.50%	12.89%	12/27/22	12/27/27	10,398	10,118	10,242	3.15
Leviathan Intermediate Holdco, LLC⁽⁷⁾	First Lien Secured Revolving Loan	1.50%	SOFR	7.50%	12.89%	12/27/22	12/27/27	76	74	81	0.02
									14,898	13,749	4.23
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	LIBOR	8.00%	13.19%	11/23/21	12/16/29	5,000	4,939	4,827	1.48
									4,939	4,827	1.48
Office Services & Supplies
American Crafts, LC⁽¹⁴⁾⁽²⁵⁾	Priority First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.69% PIK	12/22/22	05/28/26	4,750	4,750	4,605	1.42
American Crafts, LC⁽¹⁴⁾⁽²⁵⁾	First Lien Secured Term Loan	1.00%	SOFR	8.50%	13.69% PIK	05/28/21	05/28/26	8,791	8,720	6,827	2.10
American Crafts, LC⁽¹⁴⁾⁽²⁵⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	8.50%	13.69% PIK	01/25/22	05/28/26	1,476	1,458	1,146	0.35
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	SOFR	6.75%	12.00%	04/12/19	04/12/24	11,342	11,296	11,342	3.49
Empire Office, Inc.	First Lien Secured Delayed Draw Loan	1.50%	SOFR	6.75%	12.00%	08/17/21	04/12/24	4,640	4,608	4,640	1.43
									30,832	28,560	8.79
Personal Care Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	LIBOR	7.00%	12.32%	12/30/20	12/30/25	11,205	11,093	11,094	3.41
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	LIBOR	7.00%	12.21%	12/30/20	12/30/25	88	88	88	0.03
									11,181	11,182	3.44
Real Estate Development
StoicLane MidCo, LLC (d/b/a StoicLane Inc.)	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.89%	11/04/22	11/04/27	4,630	4,529	4,584	1.41
StoicLane MidCo, LLC (d/b/a StoicLane Inc.)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	7.50%	12.89%	11/04/22	11/04/27	5,573	5,483	5,556	1.71
									10,012	10,140	3.12
Real Estate Operating Companies
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)	First Lien Secured Term Loan	1.00%	SOFR	8.00%	13.20% (12.70% Cash + 0.50% PIK)	12/02/22	12/02/27	5,139	5,003	5,012	1.54
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)⁽⁷⁾	First Lien Secured Delayed Draw Loan	1.00%	SOFR	8.00%	13.23% (12.73% Cash + 0.50% PIK)	12/02/22	12/02/27	468	460	442	0.14
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	8.00%	13.24% (12.74% Cash + 0.50% PIK)	12/02/22	12/02/27	474	462	463	0.14
									5,925	5,917	1.82
Research & Consulting Services
Aeyon LLC⁽¹⁵⁾	First Lien Secured Term Loan	1.00%	SOFR	8.88%	13.97%	02/10/22	02/10/27	8,865	8,737	8,860	2.72
ALM Media, LLC	First Lien Secured Term Loan	1.00%	SOFR	6.00%	11.39%	11/25/19	11/25/24	12,932	12,859	12,853	3.95
									21,596	21,713	6.67

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	11.70%	11/16/21	11/16/27	11,733	$11,561	$11,308	3.48%
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	SOFR	6.50%	12.00%	09/30/21	09/30/26	11,463	11,313	11,463	3.52
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)⁽⁷⁾	First Lien Secured Revolving Loan	1.00%	SOFR	6.50%	12.00%	09/30/21	09/30/26	—	—	9	—
									22,874	22,780	7.00
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(9)(14)(18)	Subordinated Note	N/A	LIBOR	6.50%	11.66%	07/19/19	N/A	81,472	81,472	81,472	25.05
									81,472	81,472	25.05
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC⁽¹⁷⁾	First Lien Secured Term Loan	1.00%	SOFR	7.50%	12.70% (8.95% Cash + 3.75% PIK)	03/16/21	03/16/27	20,237	19,568	15,188	4.67
									19,568	15,188	4.67
Technology Hardware, Storage & Peripherals
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	SOFR	9.75%	14.99%	10/15/20	10/15/25	15,844	15,607	15,758	4.84
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	SOFR	9.75%	14.94%	10/15/20	10/15/25	932	918	930	0.29
									16,525	16,688	5.13

Total Debt Investments									$714,793	$691,671	212.59%

Equity Investments(21)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)⁽⁴⁾	Class A LLC Interests	N/A	N/A	N/A	N/A	12/15/21	N/A	218	$268	$296	0.09%
Merriman Holdings LP (d/b/a Escalent, Inc.)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	04/07/23	N/A	277	333	333	0.10
									601	629	0.19
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)⁽⁴⁾	Class B Units	N/A	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	424	0.13
									1,250	424	0.13
Broadline Retail
BBQ Buyer, LLC (d/b/a BBQGuys)⁽⁴⁾	Shares	N/A	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	1,176	0.36
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)⁽⁴⁾	Preferred Units	N/A	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	731	0.22
									1,614	1,907	0.58
Building Products
PFB Holding Company, LLC (d/b/a PFB Corporation)⁽⁴⁾⁽¹³⁾	Class A Units	N/A	N/A	N/A	N/A	12/17/21	N/A	1	423	1,143	0.35
									423	1,143	0.35
Diversified Chemicals
Pressurized Holdings, LLC (f/k/a Starco)⁽⁴⁾⁽⁶⁾⁽²⁶⁾	Common Units	N/A	N/A	N/A	N/A	03/16/23	N/A	—	—	—	—
Pressurized Holdings, LLC (f/k/a Starco)⁽⁴⁾⁽⁶⁾⁽⁸⁾⁽²⁶⁾	Preferred Units	N/A	N/A	N/A	14.00% PIK	03/16/23	N/A	—	4,537	247	0.08
									4,537	247	0.08
Diversified Financial Services
SFS Global Holding Company (d/b/a Sigue Corporation)⁽⁴⁾	Warrants	N/A	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,397	1.04
									2,890	3,397	1.04
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	N/A	12/28/18	12/08/25	350	350	200	0.06
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	N/A	09/20/19	N/A	232	6	21	0.01
									356	221	0.07
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)⁽⁴⁾	Preferred Units	N/A	N/A	12.00%	12.00%	09/15/21	N/A	167	167	73	0.02
									167	73	0.02

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	12/29/21	N/A	83	$825	$972	0.30%
									825	972	0.30
Industrial Machinery & Supplies & Components
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)⁽⁴⁾	Class A Units	N/A	N/A	N/A	N/A	02/01/22	N/A	733	788	1,190	0.37
									788	1,190	0.37
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	N/A	07/02/21	N/A	851	851	1,618	0.50
									851	1,618	0.50
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)⁽⁴⁾	Common Units	N/A	N/A	N/A	N/A	05/04/21	N/A	1,068	1,116	1,406	0.43
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)⁽⁴⁾	Shares	N/A	N/A	N/A	N/A	12/31/20	N/A	496	496	425	0.13
Vistria Blocked MGT Investor, LP (d/b/a MGT Consulting Group)⁽⁴⁾	Series A Units	N/A	N/A	N/A	N/A	04/10/23	N/A	—	314	314	0.10
									1,926	2,145	0.66
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁴⁾	Class A Common Stock	N/A	N/A	N/A	N/A	06/29/20	N/A	2	1,941	182	0.06
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)⁽⁴⁾	Warrants	N/A	N/A	N/A	N/A	06/29/20	06/28/28	1	793	74	0.02
									2,734	256	0.08
Leisure Products
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)⁽⁴⁾⁽⁶⁾⁽⁸⁾⁽²⁰⁾	Preferred Stock	N/A	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	—	—
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)⁽⁴⁾⁽⁶⁾⁽²⁰⁾	Common Stock	N/A	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
									4,060	—	—
Office Services & Supplies
American Crafts Holdings, LLC (d/b/a American Crafts, LC)⁽⁴⁾⁽¹⁴⁾⁽²⁵⁾	Warrants	N/A	N/A	N/A	N/A	12/22/22	12/22/32	—	—	—	—
New American Crafts Holdings, LLC (d/b/a American Crafts, LC)⁽⁴⁾⁽¹⁴⁾⁽²⁵⁾	Class A Units	N/A	N/A	N/A	N/A	03/16/23	N/A	1	—	—	—
									—	—	—
Paper & Plastic Packaging Products & Materials
Max Solutions Inc.(4)	Common Stock	N/A	N/A	N/A	N/A	09/29/22	N/A	4	400	123	0.04
									400	123	0.04
Real Estate Operating Companies
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)⁽⁴⁾⁽⁸⁾	Preferred Stock	N/A	N/A	N/A	8.00% PIK	12/02/22	N/A	200	200	200	0.06
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)⁽⁴⁾	Common Stock	N/A	N/A	N/A	N/A	12/02/22	N/A	400	400	233	0.07
									600	433	0.13
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)⁽⁴⁾⁽⁸⁾	Preferred Units	N/A	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	974	0.30
									840	974	0.30
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(7)(14)(18)	LLC Interests	N/A	N/A	N/A	N/A	07/19/19	N/A	20,368	20,368	20,929	6.43
									20,368	20,929	6.43

Total Equity Investments									$45,230	$36,681	11.27%

Total Investments									$760,023	$728,352	223.86%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2023

(in thousands)

Counterparty	Currency to be sold			Currency to be purchased		Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	554	CAD	$410	USD	8/4/23	$—	$(9)
Total							$—	$(9)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), provide collateral for the Company’s credit facility, and are domiciled in the United States.
(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), the Secured Overnight Financing Rate (“SOFR” or “SF”), the Canadian Dollar Offered Rate (“CDOR” or “C”), the Sterling Overnight Index Average (“SONIA” or “S”), or the U.S. Prime Rate (“Prime” or “P”) which may reset monthly, quarterly or semiannually.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.
(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 83.5% of total assets as of the date of the consolidated schedule of investments.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of June 30, 2023.
(8)	Preferred equity investment is a non-income producing security.
(9)	Security is perpetual with no defined maturity date.
(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 223.86% of the Company’s net assets or 94.3% of the Company’s total assets, are subject to legal restrictions on sales.
(11)	The fair value of each investment was determined using significant unobservable inputs.
(12)	The investment was comprised of two contracts, which were indexed to different base rates, L or SF and P, respectively. The Floor, Spread Above Index and Interest Rate presented represent the weighted average of both contracts.
(13)	Principal amount is non-USD denominated and is based in Canadian dollars.
(14)	Investment is a controlled affiliate investment as defined by the 1940 Act.
(15)	Investment is structured as a unitranche loan in which the Company may receive additional interest on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.
(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.
(17)	The investment is on non-accrual status.
(18)	On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.
(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 1.50% PIK.
(20)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.
(21)	Ownership of certain equity investments may occur through a holding company or partnership.
(22)	The issuer is domiciled in Guernsey.
(23)	The issuer is domiciled in Canada.
(24)	Investment is structured with a PIK period beginning with the first interest payment date through December 20, 2023, whereby accrued interest due on the loan is capitalized and added to the unpaid principal balance of the loan.

(25)	In March 2023, as a result of a restructuring agreement between the Company and American Crafts, LC, the Company’s investments are controlled affiliate investments, as defined by the 1940 Act.
(26)	In March 2023, as part of a restructuring agreement between the Company and Sklar Holdings, Inc (d/b/a Starco), the Company’s first lien secured term loan investment was converted into a new first lien secured term loan to Chase Products Co. (f/k/a Starco) and preferred units and common units of Pressurized Holdings, LLC (f/k/a Starco).

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.